KRATON PERFORMANCE POLYMERS, INC. THIRD QUARTER 2011 EARNINGS CONFERENCE CALL November 1, 2011 Exhibit 99.1

Forward-Looking Statement Disclaimer

This presentation may include forward-looking statements that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward-looking statements are often characterized by the use of words such as “outlook”, “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions,  including statements regarding our general “outlook”; our ability to obtain raw materials; costs, timing and plans related to our planned joint venture  with Formosa Petrochemical Corporation and the related facility; anticipated capital expenditures;  anticipated sales volumes or levels of demand for our products; anticipated raw material price movements and related expectations regarding customer activities.  All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. These risks and uncertainties are more fully described in “Part I. Item 1A. Risk Factors” contained in our Annual Report on 10-K, as filed with the Securities and Exchange
Commission and as subsequently updated in our Quarterly Reports on Form 10-Q, and include the following risk factors: conditions in the global economy and capital markets; our reliance on LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, from other producers of SBCs and from producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; the possibility that our products infringe on the intellectual property rights of others; seasonality in our business, particularly for  Paving and Roofing end uses; financial and operating constraints related to our substantial level of indebtedness; the inherently hazardous nature of chemical manufacturing; product liability claims and other lawsuits arising from environmental damage, personal injuries or other damage associated with chemical manufacturing or our products; political and economic risks in the various countries in which we operate; health, safety and environmental laws, including laws that govern our employees’ exposure to chemicals deemed harmful to humans; regulation of our customers, which could affect the demand for our products or result in increased compliance costs; customs, international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; fluctuations in currency exchange rates;
our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; the fact that we typically do not enter into long-term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; future sales of our shares could adversely affect the market price of our common stock; our planned joint venture in Asia is subject to risks and uncertainties; Delaware law and some provisions of our organizational documents make a takeover of our company more difficult; and other risks, factors and uncertainties described in this press release  and our other reports and documents; and other factors of which we are currently unaware or deem immaterial.
Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information in light of new information or future events.  Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in Kraton’s periodic filings with the Securities and Exchange
Commission.

GAAP Disclaimer
This presentation includes the use of both GAAP (generally accepted accounting principles)
and non-GAAP financial measures. The non-GAAP financial measures are EBITDA and
Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under
GAAP in the United States.

Update on 2011 Business Priorities
Capital Investment
Progress continues on proposed 30 kT Asian HSBC
plant
Engineering and design work ongoing
Drafting of definitive documentation underway
Taiwan Fair Trade Commission has approved the
proposed joint venture with Formosa
Continuing process to secure necessary permits
Earnings Growth
Q3 sales revenue of $402 million, up 20% year-on-year
Q3 GAAP net income of $43 million or $1.33 per diluted
share
Q3 Adjusted EBITDA of $71 million
Q3 sales volume of 78 kT
Innovation-led Top-line
Growth
Q3’11 TTM vitality index of 14%
Q3’11 TTM  innovation revenue up 31% vs. Q3’10 TTM
Q3’11 TTM innovation volume up 13% vs. Q3’10 TTM

(1) Adjusted EBITDA is EBITDA excluding restructuring and related charges and non-cash compensation expenses.
(1)

12%
-5%
Q3'11 vs. Q3'10
Q3'11 vs. Q2'11
Advanced Materials End Use Review
TTM Sales Revenue
Profile Change in Sales Revenue
End Use Sales
Revenue
US $ in millions
$92
$108
$103
Q3'10 Q2'11 Q3'11

29%
AM

Adhesives, Sealants and Coatings End Use Review
ASC

TTM Sales Revenue
Profile Change in Sales Revenue
End Use Sales
Revenue
US $ in millions
4%
-8%
Q3'11 vs. Q3'10
Q3'11 vs. Q2'11
$108
$122
$112
Q3'10 Q2'11 Q3'11
31%

Paving and Roofing End-Use Review

TTM Sales Revenue
Profile
Change in Sales Revenue
End Use Sales
Revenue
US $ in millions
17%
2%
Q3'11 vs. Q3'10
Q3'11 vs. Q2'11
$111
$128 $130
Q3'10 Q2'11 Q3'11
P&R
29%

$94
$79
$61
$35
TTM Q3'11
2010
2009
2008
Emerging Businesses End Use Review
US $ in millions
$19
$20
$26
Q3'10 Q2'11 Q3'11

TTM Sales Revenue
Profile Sales Revenue
End Use Sales
Revenue
US $ in millions
7%
EB

11%
13%
14%
12%
13%
14%
$114
$141
$158
$114
$159
$197
2006
2007
2008
2009
2010
Q3'11 TTM
Innovation Revenue
Vitality Index

Innovation-led Top Line Growth
Q3’11 TTM vitality index 14%
Q3’11 TTM innovation revenue up 31% vs. Q3’10 TTM
Q3’11 TTM innovation volume up 13% vs. Q3’10 TTM
Key innovations showing strong TTM revenue growth:
PVC replacement for IV bags up 91%
Roofing innovations up 72%
Protective films up 47%
PVC replacement in wire & cable up 33%
Reactive SBS for printing plates up 20%

Sales Volume (Kilotons) Q3 2011 Sales Volume and Sales Revenue Sales Revenue (US $ in Millions) 10 81 82 78 Q3'10 Q2'11 Q3'11 $335 $386 $402 Q3'10 Q2'11 Q3'11

$55
$17
$(5)
$335
$402
Q3 2010
Volume
Price
FX
Q3 2011

$35
$(16)
$(3)
$386
$402
Q2 2011
Volume
Price
FX
Q3 2011

Q3 2011 Sales Revenue Walk Q3 2011 vs. Q2 2011 Q3 2011 vs. Q3 2010 US $ in millions 11

Q3 2011 Gross Profit and Adjusted EBITDA
Gross Profit and Gross Margin
(US $ in Millions)
Adjusted EBITDA
(US $ in Millions)
Adjusted
EBITDA
Margin

$83
$108
$101
24.7%
28.1%
25.2%
Q3'10 Q2'11 Q3'11
$55
$74
$71
16.4%
19.2%
17.7%
Q3'10 Q2'11 Q3'11

$55
$71
$1
$55
$(40)
$(2)
$2
Q3 2010 Volume/Mix Price COGS R&D/SG&A FX/Other Q3 2011
$74
$71
$(3)
$35
$(39)
$2
$2
Q2 2011 Volume/Mix Price COGS R&D/SG&A FX/Other Q3 2011
Q3 2011 Adjusted EBITDA Walk
Q3 2011 vs. Q2 2011
US $ in millions
Q3 2011 vs. Q3 2010

Impact of Monomer Volatility
$568
$537
$805
$976
$918
$632
$707
$781
$849
$863
$1,046
$1,005
$810
$712
$894
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
$636
$664
$1,054
$932
$190
$501
$865
$998
$949
$1,034
$1,024
$885
$1,068
$1,318
$1,308
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
Quarterly Impact of FIFO vs.
Estimated Current Replacement Cost
Gross Profit per Ton at Estimated
Current Replacement Cost
Gross Profit per Ton at FIFO

$5.2
$11.9
$22.3
$2.3
$9.3
$12.8
$13.3
$7.3
$14.7
$1.7
$8.1
$49.8
$32.1
$34.3
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
-
-
-
-
-

Q3 2011 Financial Overview
US $ in Thousands except per share data
Three months Ended
Three months
Ended Three months Ended
9/30/2011 6/30/2011 9/30/2010
Sales Volume (Kilotons) 78 82 81
Sales Revenues $                  401,993 $                  386,428 $                  335,442
Cost of Goods Sold 300,539 278,033 252,561
Gross Profit 101,454 108,395 82,881
Operating expenses
Research and Development 6,703 6,966 6,125
Selling, General and Administrative 25,838 27,912 24,819
Depreciation and Amortization 16,689 15,604 13,027
Earnings  (loss)  of Unconsolidated Joint Venture 595                            (880)                            81
Interest Expense, net 6,288 5,915 6,127
Income Before Income Taxes 46,531 51,118 32,864
Income Tax Expense 3,438 4,141 4,828
Net Income $                    43,093 $                    46,977 $                    28,036
Earnings per Common Share - Diluted $                        1.33 $                        1.44 $                        0.88
Adjusted EBITDA $                    71,063 $                    74,199 $                    54,947

## Net Debt [1] and Net Debt to Capitalization

Net Debt
$390
$370
$350
$330
$310
$290
$270
$250
Net Debt to Cap
60%
55%
50%
45%
40%
35%
49.7%
47.0%
40.0%
39.1%
42.2%
37.2%
37.9%
Q1'10
Q2'10
Q3'10
Q4'10
Q1'11
Q2'11
Q3'11

US $ in millions
Cash at quarter end of $46
million.
Net Debt-to-Capitalization
ratio of 37.9% at quarter end.
Net Debt to TTM Adjusted
EBITDA was 1.5x at 9/30/11.
(1) Net debt is equal to total debt, less cash and cash equivalents.
Balance Sheet

Selected 2011 Estimates
Working capital (excluding cash) as a % of revenue ~ 30%
Capital spending $65 to $70 million
Interest expense
(1)
~$30 million
Research & development ~$28 million
SG&A ~ $105 million
Depreciation and amortization ~$63 million
Book tax rate
(2)
~9%

      Includes accelerated write-off of debt issuance costs associated with the debt refinancing of $5 million.
     The estimated book tax rate is based on certain facts and circumstances that may change.  In particular, an increase in the release of the valuation allowance to reflect the benefit of tax net operating loss carryforwards in the fourth quarter of 2011 or some future period would result in a lower effective tax rate in the period of the release and a higher effective tax rate in future periods.
(1)
(2)

APPENDIX November 1, 2011

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity.
Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies.
Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.
(2) Adjusted EBITDA  is GAAP EBITDA excluding restructuring and related charges and non-cash compensation expenses..
(3) The restructuring and related charges were recorded as Selling, General and Administrative expenses.
US $ in Thousands
Three months
Ended
Three months
Ended
Three months
Ended
9/30/2011 6/30/2011 9/30/2010
Net Income $                    43,093 $                    46,977 $                    28,036
Add:
Interest expense, net 6,288 5,915 6,127
Income tax expense 3,438 4,141 4,828
Depreciation and amortization expenses 16,689 15,604 13,027
EBITDA (1) $                    69,508 $                    72,637 $                    52,018
EBITDA (1) $                    69,508 $                    72,637 $                    52,018
Add (deduct):
Restructuring and related charges  (3) 308 (93) 1,864
Other non-cash expenses 1,247 1,655 1,065
Adjusted EBITDA (2) $                    71,063 $                    74,199 $                    54,947

KRATON PERFORMANCE POLYMERS, INC. THIRD QUARTER 2011 EARNINGS CONFERENCE CALL November 1, 2011